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                                                                   EXHIBIT 10.38

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           SUBORDINATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SUBORDINATED LOAN AGREEMENT (the "Amendment") is made and entered into as of December 30, 2002 by and between ORIGEN FINANCIAL L.L.C., a Delaware limited liability company (the "Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, and SUN HOME SERVICES, INC., a Michigan corporation ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                    RECITALS:

         A. Borrower and Sun Communities Operating Limited Partnership ("SCOLP") have entered into that certain Second Amended and Restated Subordinated Loan Agreement dated December 4, 2002 (the "Loan Agreement"). All capitalized terms not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         B. SCOLP assigned its interest in the Loan Agreement and the Related Documents to Lender pursuant to an Assignment of Loans of even date herewith.

         C. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

                  "LOAN. The Line of Credit provided hereunder shall have the following terms:

                  Type of Loan: Line of Credit

                  Interest Rate: 700 basis points over LIBOR, but not less than eleven percent (11%) per annum, or in excess of fifteen percent (15%) per annum

                  Note Amount: $48,000,000

                  Maturity: December 31, 2003; provided that the due date shall be automatically extended to December 31, 2004 if the Master Repurchase Agreement between Borrower and Credit Suisse First Boston Mortgage Capital LLC dated December 18, 2001, as amended from time to time (the "CSFB Agreement"), is renewed on terms acceptable to Lender as of the expiration of the CSFB Agreement in May 2003.

         The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."

         2. Upon the execution of this Amendment, Borrower shall execute and deliver to Lender a Seventh Amended and Restated Promissory Note in the form attached to this Amendment as EXHIBIT A (the "Seventh Amended Note"). The Seventh Amended Note shall replace the Sixth Amended and Restated Promissory Note dated December 4, 2002 executed by Borrower in favor of SCOLP in connection with the Loan Agreement. All references in the Loan Agreement to the "Sixth Amended Note" are hereby amended to be the "Seventh Amended Note."





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         3. Upon the execution of this Amendment, Borrower shall pay Lender an origination fee of $___________________.

         4. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Subordinated Loan Agreement as of the date first written above.

                                            BORROWER:

                                            ORIGEN FINANCIAL L.L.C., a Delaware
                                            limited liability company

                                            By:  /s/  Ronald A. Klein
                                               ---------------------------------

                                            Its:  Chief Executive Officer
                                                --------------------------------


                                            LENDER:

                                            SUN HOME SERVICES, INC., a Michigan
                                            corporation

                                            By:
                                               ---------------------------------

                                            Its:
                                                  ------------------------------






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         3. Upon the execution of this Amendment, Borrower shall pay Lender an origination fee of $___________________.

         4. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Subordinated Loan Agreement as of the date first written above.

                                            BORROWER:

                                            ORIGEN FINANCIAL L.L.C., a Delaware
                                            limited liability company

                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            LENDER:

                                            SUN HOME SERVICES, INC., a Michigan
                                            corporation

                                            By:  /s/  Jeffrey P. Jorissen
                                               ---------------------------------

                                            Its:  Chief Financial Officer
                                                  ------------------------------






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